Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of earnings before income taxes and equity in earnings of non-operating affiliates are as follows:

	Year ended December 31,
	2014	2013	2012
	(in millions)
Domestic	$2,073.2	$2,155.4	$2,629.0
Non-U.S.	114.1	54.3	200.5
	$2,187.3	$2,209.7	$2,829.5

The components of the income tax provision are as follows:

	Year ended December 31,
	2014	2013	2012
	(in millions)
Current
Federal	$645.2	$641.5	$915.4
Foreign	29.8	8.6	56.0
State	79.5	70.7	131.2
	754.5	720.8	1,102.6
Deferred
Federal	11.7	(6.5)	(130.2)
Foreign	(8.0)	(6.7)	(4.5)
State	14.8	(21.1)	(3.7)
	18.5	(34.3)	(138.4)
Income tax provision	$773.0	$686.5	$964.2

Differences in the expected income tax provision based on statutory rates applied to earnings before income taxes and the income tax provision reflected in the consolidated statements of operations are summarized below:

	Year ended December 31,
	2014		2013		2012
	(in millions, except percentages)
Earnings before income taxes and equity in earnings of non-operating affiliates	$2,187.3		$2,209.7		$2,829.5
Expected tax at U.S. statutory rate	765.6	35.0%	773.4	35.0%	990.3	35.0%
State income taxes, net of federal	61.7	2.8%	32.0	1.4%	82.9	2.9%
Net earnings attributable to noncontrolling interest	(16.3)	(0.8)%	(23.9)	(1.1)%	(26.2)	(0.9)%
U.S. manufacturing profits deduction	(28.4)	(1.3)%	(47.0)	(2.1)%	(47.0)	(1.7)%
Foreign tax rate differential	(40.3)	(1.8)%	(46.9)	(2.1)%	(50.1)	(1.8)%
U.S. tax on foreign earnings	9.1	0.4%	35.4	1.6%	6.8	0.3%
Depletion	(0.5)	—%	(24.2)	(1.1)%	(8.0)	(0.3)%
Valuation allowance	17.7	0.8%	26.8	1.2%	16.5	0.6%
Non-deductible capital costs	—	—%	—	—%	0.2	—%
Federal tax settlement	—	—%	(50.1)	(2.2)%	—	—%
Other	4.4	0.2%	11.0	0.5%	(1.2)	—%
Income tax at effective rate	$773.0	35.3%	$686.5	31.1%	$964.2	34.1%

The foreign tax rate differential is impacted by the inclusion of equity earnings from a foreign operating affiliate of the Company which are included in pre-tax earnings on an after-tax basis and the tax effect of net operating losses of a foreign subsidiary of the Company for which a valuation allowance has been recorded.
Deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2014	2013
	(in millions)
Deferred tax assets:
Net operating loss carryforwards, principally in foreign jurisdictions	$102.6	$96.0
Retirement and other employee benefits	87.5	71.5
Unrealized loss on hedging derivatives	5.3	—
Intangible asset	84.8	115.3
Federal tax settlement	27.8	43.7
Other	102.4	70.5
	410.4	397.0
Valuation allowance	(115.7)	(109.2)
	294.7	287.8
Deferred tax liabilities:
Depreciation and amortization	(979.7)	(921.0)
Foreign earnings	(34.0)	(35.4)
Depletable mineral properties	—	(45.9)
Unrealized gain on hedging derivatives	—	(14.6)
Other	(15.6)	(44.1)
	(1,029.3)	(1,061.0)
Net deferred tax liability	(734.6)	(773.2)
Less amount in current assets	84.0	60.0
Noncurrent liability	$(818.6)	$(833.2)

A foreign subsidiary of the Company has net operating loss carryforwards of $349.8 million that are indefinitely available in the foreign jurisdiction. As the future realization of these carryforwards is not anticipated, a valuation allowance of $102.2 million has been recorded. Of this amount, $17.2 million and $26.8 million were recorded as valuation allowances for the years ended December 31, 2014 and 2013, respectively.
We consider the earnings of certain of our Canadian operating subsidiaries to not be permanently reinvested and we recognize a deferred tax liability for the future repatriation of these earnings, as they are earned. As of December 31, 2014, we have recorded a deferred income tax liability of approximately $33 million, which reflects the additional U.S. and foreign income taxes that would be due upon the repatriation of the accumulated earnings of our non-U.S. subsidiaries that are considered to not be permanently reinvested. As of December 31, 2014, we have approximately $900 million of indefinitely reinvested earnings related to investment in other non-U.S. subsidiaries and corporate joint ventures, for which a deferred tax liability has not been recognized. It is not practicable to estimate the amount of such taxes.
We file federal, provincial, state and local income tax returns principally in the United States and Canada as well as in certain other foreign jurisdictions. In general, filed tax returns remain subject to examination by United States tax jurisdictions for years 1999 and thereafter and by Canadian tax jurisdictions for years 2006 and thereafter.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2014	2013
	(in millions)
Unrecognized tax benefits:
Beginning balance	$103.7	$154.4
Additions for tax positions taken during the current year	22.3	9.6
Additions for tax positions taken during prior years	18.3	25.0
Reductions related to lapsed statutes of limitations	(8.5)	(1.3)
Reductions related to settlements with tax jurisdictions	—	(84.0)
Ending balance	$135.8	$103.7

Unrecognized tax benefits increased in 2014 by $32.1 million for tax positions taken during the current and prior years and decreased by $50.7 million in 2013 principally for settlements with tax jurisdictions. Our effective tax rate would be affected by $115.7 million if these unrecognized tax benefits were to be recognized in the future.
In connection with our initial public offering (IPO) in August 2005, CF Industries, Inc. (CFI) ceased to be a non-exempt cooperative for income tax purposes, and we entered into a net operating loss agreement (NOL Agreement) with CFI's pre-IPO owners relating to the future utilization of our pre-IPO net operating loss carryforwards (NOLs). The NOL Agreement provided that if we ultimately could utilize the pre-IPO NOLs to offset applicable post-IPO taxable income, we would pay the pre-IPO owners amounts equal to the resulting federal and state income taxes actually saved. On January 2, 2013, we and the pre-IPO owners amended the NOL Agreement to provide, among other things, that we are entitled to retain 26.9% of any settlement realized with the United States Internal Revenue Service (IRS) at the IRS Appeals level.
Our income tax provision in 2013 includes a $75.8 million tax benefit for the effect of a Closing Agreement with the IRS related to the utilization of our pre-IPO net operating losses (NOLs) that was finalized in March 2013. This tax benefit is partially offset by a $55.2 million expense, recorded in other non-operating—net, reflecting the amount of this tax benefit that is payable to our pre-IPO owners. In our consolidated balance sheets as of December 31, 2014, $10.2 million is included in accounts payable and accrued expenses for the current portion of the tax savings payable to the pre-IPO owners and $22.1 million is included in other noncurrent liabilities for the portion of the tax savings payable to the pre-IPO owners in future years. The terms of the Closing Agreement resulted in the tax benefits associated with the pre-IPO NOL being realized as a tax deduction over five tax years, commencing with the 2013 tax year. In addition, we have reversed the net operating loss carryforward in the schedule of deferred tax assets and deferred tax liabilities and the valuation allowance associated with the pre-IPO NOLs. As a result of the settlement, our unrecognized tax benefits have decreased by $86.7 million in 2013.
Interest expense and penalties of $4.0 million, $13.6 million, and $1.3 million were recorded for the years ended December 31, 2014, 2013 and 2012, respectively. Amounts recognized in our consolidated balance sheets for accrued interest and penalties related to income taxes of $24.6 million and $24.9 million are included in other noncurrent liabilities as of December 31, 2014 and 2013, respectively.
Prior to April 30, 2013, CFL operated like a cooperative for Canadian income tax purposes and distributed all of its earnings as patronage dividends to its customers, including CFI. The patronage dividends were deductible for Canadian income tax purposes for tax years preceding April 29, 2013. As a result of the August 2, 2012 definitive agreement we entered into with Glencore International plc to acquire their interests in CFL and our April 30, 2013 acquisition of those interests, CFL is no longer permitted to deduct the dividends it distributes to CFI. As a result, CFL has recorded an income tax provision in the years 2012 through 2014. See Note 18—Noncontrolling Interest for further information.